UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016 (February 4, 2016)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pentlands Science Park

Bush Loan, Penicuik, Midlothian

EH2 OPZ United Kingdom

(Address of Principal Executive Offices)

011-44-0131-445-6159

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 4, 2016, Quotient Ltd. (the “Company” or “we”, “us” and “our”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC (the “Underwriter”) in connection with the public offering, issuance and sale by us of 4,444,445 of our ordinary shares of no par value per share, at the public offering price of $9.00, less the underwriting discount, pursuant to an effective registration statement on Form S-3 (File No. 333-206026) and a related prospectus supplement (the “Prospectus Supplement”) filed with the Securities and Exchange Commission. Under the terms of the Underwriting Agreement, we have granted the Underwriter an option, exercisable for 30 days from the date of the Prospectus Supplement, to purchase up to 666,666 additional ordinary shares from us at the public offering price, less the underwriting discount.

We expect to receive net proceeds from the offering of approximately $36.9 million, or approximately $42.5 million if the Underwriter exercises its option to purchase additional shares in full, after deducting the underwriting discount and estimated offering expenses payable by us.

The offering is expected to close on or about February 10, 2016, subject to the satisfaction of customary closing conditions. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, and termination provisions.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

Exhibit	Description

1.1	Underwriting Agreement, dated as of February 4, 2016, between the Company and J.P. Morgan Securities LLC.

5.1	Opinion of Carey Olsen regarding the legality of the ordinary shares.

8.1	Opinion of Clifford Chance regarding certain tax matters.

23.1	Consent of Carey Olsen (included in Exhibit 5.1 above).

23.2	Consent of Clifford Chance (included in Exhibit 8.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 9, 2016	QUOTIENT LIMITED

	By:	/s/ Stephen Unger
	Name:	Stephen Unger
	Title:	Chief Financial Officer

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement, dated as of February 4, 2016, between the Company and J.P. Morgan Securities LLC.

5.1	Opinion of Carey Olsen regarding the legality of the ordinary shares.

8.1	Opinion of Clifford Chance regarding certain tax matters.

23.1	Consent of Carey Olsen (included in Exhibit 5.1 above).

23.2	Consent of Clifford Chance (included in Exhibit 8.1 above).